SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 21, 2002

Northrop Grumman Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067                    www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

99.1 Investor Presentation Materials

99.2 Press release issued November 21, 2002

Item 9.

Pursuant to Regulation FD, Northrop Grumman hereby furnishes the information contained in Exhibits 99.1 and 99.2 attached hereto, which are incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2002	NORTHROP GRUMMAN CORPORATION (Registrant)

	By:	/s/ JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation Materials

99.2	Press release issued November 21, 2002